                                                               Exhibit (g)(viii)


                          SHAREHOLDER SERVICE AGREEMENT
                                     AMENDED
                                   SCHEDULE A

Name of Fund                                                    Effective Date
------------                                                    --------------
Schwab 1000 Fund                                                May 1, 1993
Schwab Long-Term Government
  Bond Fund                                                     May 1, 1993
Schwab Short-Term Bond Market Fund
  (Formerly known as Schwab Short-Term
  Bond Market Index Fund; and
  Schwab Short/Intermediate
  Government Bond Fund)                                         May 1, 1993
Schwab Total Bond Market Fund
  (Formerly known as Schwab Total Bond
  Market Index Fund; and Schwab
  Long-Term Government
  Bond Fund)                                                    May 1, 1993
Schwab Short/Intermediate
  California Tax-Free Bond Fund                                 May 1, 1993
Schwab Long-Term Tax-Free Bond Fund                             May 1, 1993
Schwab Short/Intermediate
  Tax-Free Bond Fund                                            May 1, 1993
Schwab YieldPlus Fund                                           July 21, 1999
Schwab GNMA Fund                                                January 27, 2003

                                           SCHWAB INVESTMENTS

                                           By:    /s/ Stephen B. Ward
                                                  --------------------------
                                           Name:  Stephen B. Ward
                                           Title: Senior Vice President
                                                  and Chief Investment Officer

                                           CHARLES SCHWAB & CO., INC.

                                           By:    /s/ Randall W. Merk
                                                  --------------------------
                                           Name:  Randall W. Merk
                                           Title: Executive Vice President

Dated:  January 6, 2003

                                     AMENDED
                                   SCHEDULE C
                            SHAREHOLDER SERVICE FEES

Name of Fund                                      Fee
------------                                      ---
Schwab 1000 Fund - Investor Shares                Twenty one-hundredths of one
                                                  percent (.20%) of the class's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab 1000 Fund - Select Shares(TM)              Five one-hundredths of one
                                                  percent (.05%) of the class's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab Total Bond Market Fund                     Twenty one-hundredths of one
  (Formerly known as Schwab Total Bond            percent (.20%) of the Fund's
  Market Index Fund; and Schwab                   average annual net assets,
  Long-Term Government                            calculated and payable on a
  Bond Fund)                                      monthly basis

Schwab Short-Term Bond Market Fund                Twenty one-hundredths of
  (Formerly known as Schwab Short-Term            one percent (.20%) of the
  Bond Market Index Fund; and                     Fund's average annual net
  Schwab Short/Intermediate                       assets, calculated and payable
  Government Bond Fund)                           on a monthly basis

Schwab Long-Term California                       Twenty one-hundredths of one
  Tax-Free Bond Fund                              percent (.20%) of the Fund's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab Short/Intermediate                         Twenty one-hundredths of one
  California Tax-Free Bond                        percent (.20%) of the Fund's
  Fund                                            average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab Long-Term Tax-Free                         Twenty one-hundredths of
  Bond Fund                                       one percent (.20%) of the
                                                  Fund's average annual net
                                                  assets, calculated and payable
                                                  on a monthly basis

Schwab Short/Intermediate                         Twenty one-hundredths of one
  Tax-Free Bond Fund                              percent (.20%) of the Fund's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab YieldPlus Fund - Investor                  Twenty one-hundredths of one
  Shares                                          percent (.20%) of the class's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab YieldPlus Fund - Select                    Five one-hundredths of one
  Shares                                          percent (.05%) of the class's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab GNMA Fund - Investors                      Twenty one-hundredths of one
  Shares                                          percent (.20%) of the class's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab GNMA Fund - Select Shares                  Five one-hundredths of one
                                                  percent (.05%) of the class's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

                                            SCHWAB INVESTMENTS

                                            By:    /s/ Stephen B. Ward
                                                   --------------------------
                                            Name:  Stephen B. Ward
                                            Title: Senior Vice President
                                                   and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:    /s/ Randall W. Merk
                                                   --------------------------
                                            Name:  Randall W. Merk
                                            Title: Executive Vice President

Dated:  January 6, 2003